UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004
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                          BENTLEY PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-10581                   59-1513162
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(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                  File No.)            Identification No.)




Bentley Park; 2 Holland Way; Exeter, New Hampshire                         03833
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (603) 658-6100




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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

99.1     Press Release of the Registrant dated February 18, 2004.


Item 12. Results of Operations and Financial Condition.
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On February 18, 2004, Bentley Pharmaceuticals, Inc. (the "Registrant") issued the press release attached to this Current Report on Form 8-K (the "Report") as
Exhibit 99.1 reporting its estimates of 2003 annual revenues and earnings per share, which is incorporated herein by reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENTLEY PHARMACEUTICALS, INC.

Date:    February 18, 2004                  By:      /s/ MICHAEL D. PRICE
                                                     --------------------
                                                     Michael D. Price
                                                     Vice President and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release of the Registrant dated February 18, 2004.